                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT


                        PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):   October 24, 1999

                            Berkshire Hathaway Inc.
             (Exact name of registrant as specified in its charter)


Delaware                   001-14905                47-0813844
(State or other          (Commission File        (I.R.S. Employer
jurisdiction of            Number)               Identification No.)
incorporation)

1440 Kiewit Plaza, Omaha, Nebraska                          68131
(Address of principal executive offices)                (Zip Code)

Registrant's telephone number, including area code (402) 346-1400

                                 Not Applicable
(Former name or former address, if changed since last report)
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Item 5.   Other Events.

          On October 24, 1999, MidAmerican Energy Holdings Company ("MidAmerican") executed an Agreement and Plan of Merger (the "Merger Agreement") with Teton Formation L.L.C. ("Teton LLC") and Teton Acquisition Corp. ("Merger Sub"), which are entities formed by Berkshire Hathaway Inc. ("Berkshire"), Walter Scott, Jr. and David L. Sokol. The Merger Agreement provides that, subject to the terms and conditions thereof (including, without limitation, approval by shareholders of MidAmerican and certain regulatory approvals), Merger Sub will merge with and into MidAmerican, with MidAmerican continuing as the surviving corporation (the "Surviving Corporation"). Upon consummation of the merger, all of the outstanding shares of MidAmerican common stock (other than shares held by MidAmerican, Merger Sub or Teton LLC and shares which have perfected appraisal rights), will be converted into the right to receive $35.05 per share in cash.

          Pursuant to the terms of a Subscription Agreement between Berkshire and Merger Sub, dated as of October 24, 1999 (the "Berkshire Subscription Agreement"), Berkshire expects to invest approximately $1.25 billion in common stock and non-dividend-paying convertible preferred stock of the Surviving Corporation, giving Berkshire about a 75% interest in the Surviving Corporation on a fully-diluted basis. Berkshire will also buy an $800 million issue of non-transferable trust preferred stock.

          Copies of the Merger Agreement, the Operating Agreement of Teton LLC and the Subscription Agreements between Merger Sub and each of Berkshire, Walter Scott, Jr. and David L. Sokol are filed herewith as Exhibits 99.1 through 99.5, respectively, and are incorporated herein by reference. The descriptions of the Merger Agreement and the Berkshire Subscription Agreement set forth herein are qualified in their entirety by reference to the provisions of the Merger Agreement and the Berkshire Subscription Agreement, respectively.




Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

          (c) The following exhibits are filed with this report:

Exhibit Number                           Description

     99.1 Agreement and Plan of Merger dated as of October 24, 1999 by and among MidAmerican Energy Holdings Company, Teton Acquisition Corp. and Teton Formation L.L.C. (incorporated by reference to Exhibit 1 to the Schedule 13D of David L. Sokol filed with the Securities and Exchange Commission on October 25, 1999 with respect to the common stock of MidAmerican (the "Sokol
                                    Schedule 13D")).

     99.2 Operating Agreement of Teton Formation L.L.C., dated October 14, 1999 (incorporated by reference to Exhibit 5 to the Sokol
                                    Schedule 13D).
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     99.3                           Berkshire Hathaway Inc. Amended and Restated
                                    Subscription Agreement, dated October 24,
                                    1999 (incorporated by reference to Exhibit 2 to the Sokol Schedule 13D).

     99.4 David L. Sokol Amended and Restated Subscription Agreement, dated October 24, 1999 (incorporated by reference to Exhibit 4 to the Sokol Schedule 13D).

     99.5 Walter Scott, Jr. Amended and Restated Subscription Agreement, dated October 24, 1999 (incorporated by reference to Exhibit 3 to the Sokol Schedule 13D).


                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  October 30, 1999

                                       BERKSHIRE HATHAWAY INC.


                                       By:  /s/ Marc D. Hamburg
                                              Name:  Marc D. Hamburg
                                              Title: Vice President and
                                                       Chief Financial Officer
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                                 EXHIBIT INDEX


Exhibit Number                                Description

     99.1 Agreement and Plan of Merger dated as of October 24, 1999 by and among MidAmerican Energy Holdings Company, Teton Acquisition Corp. and Teton Formation L.L.C. (incorporated by reference to Exhibit 1 to the Schedule 13D of David L. Sokol filed with the Securities and Exchange Commission on October 25, 1999 with respect to the common stock of MidAmerican (the "Sokol
                                    Schedule 13D")).

     99.2 Operating Agreement of Teton Formation L.L.C., dated October 14, 1999 (incorporated by reference to Exhibit 5 to the Sokol
                                    Schedule 13D).

     99.3 Berkshire Hathaway Inc. Amended and Restated Subscription Agreement, dated October 24, 1999 (incorporated by reference to Exhibit 2 to the Sokol Schedule 13D).

     99.4 David L. Sokol Amended and Restated Subscription Agreement, dated October 24, 1999 (incorporated by reference to Exhibit 4 to the Sokol Schedule 13D).

     99.5 Walter Scott, Jr. Amended and Restated Subscription Agreement, dated October 24, 1999 (incorporated by reference to Exhibit 3 to the Sokol Schedule 13D).